EXHIBIT 10.36

                                    CONTRACT

                                     between

                            Medfield Investment S.A.
                              Panama City, Panama
                                   as Investor

                                       and

                     UTG Communications International, Inc.
              17 Cattano Avenue, Morristown, New Jersey 07960, USA
                                    as Seller

Referring to the Subscription Agreement dated January 16, 1998, both parties hereby agree and confirm to extend the terms of this agreement so that the Investor and the Seller can call the options until July 31, 1999 and that the Investor can buy the shares until that time.

All other clauses and conditions in the Agreement remain the same.

The Seller                                            The Investor

UTG Communications International, Inc.                Medfield Investment S.A.

Date: June 30, 1999                                   Date: June 30, 1999

Signature: /s/ Ueli Ernst                             Signature: /s/ H. Zuercher